FIRST AMENDMENT TO THE
                            ATLANTA GAS LIGHT COMPANY
              1996 NON-EMPLOYEE DIRECTORS EQUITY COMPENSATION PLAN


         This First Amendment to the Atlanta Gas Light Company 1996 Non-Employee Directors Equity Compensation Plan (the "Plan") is made and entered into as of the 6th day of March 1996, by the Atlanta Gas Light Company (the "Company").

                              W I T N E S S E T H:


         WHEREAS, the Company sponsors the Plan to attract qualified directors and to provide certain benefits to the non-employee members of the Board of Directors of the Company; and

         WHEREAS, in light of the establishment of AGL Resources Inc. and the change and conversion of all common stock of the Company into common stock of AGL Resources Inc., the Company believes that it is in the best interest of the Company and its non-employee directors to amend the Plan to provide for and clarify such change and conversion with regard to all stock issued under the Plan; and

         WHEREAS, the Company desires to transfer the sponsorship of the Plan to AGL Resources Inc., and AGL Resources Inc. desires to assume and adopt the Plan for the benefit of its directors; and

         WHEREAS, Section 11 of the Plan provides that the Company may amend the Plan at any time (provided shareholder approval is obtained if the amendment contains certain provisions); and

         WHEREAS, the Board of Directors of the Company has adopted a resolution authorizing the amendment of the Plan;

         NOW, THEREFORE, BE IT RESOLVED, that the Plan hereby is amended as follows:


                                       1.

         Effective as of March 6, 1996, the Plan shall be assumed and adopted by AGL Resources Inc., and Atlanta Gas Light Company shall have no further obligations or liabilities under the Plan. Upon such effective date, the Plan shall be amended as follows:

         (a) The name of the Plan shall be changed to "AGL RESOURCES INC. 1996 NON-EMPLOYEE DIRECTORS EQUITY COMPENSATION PLAN;" and

         (b) All  references  to "Company" in the Plan shall mean AGL  Resources
Inc.

                                       2.

         Section 2 of the Plan is amended, effective as of March 6, 1996, by replacing the first sentence thereof with the following sentence:

         "The common stock subject to the Plan shall be authorized but unissued or reacquired shares of the $5.00 par value common stock of AGL Resources Inc. (the 'Common Stock')."


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                                       3.

         Section 7(b) of the Plan is amended, effective as of February 1, 1996, by adding the following language at the end thereof:

         "The fair market value per share of the Common Stock on any particular day shall be the closing sale price per share of the Common Stock on the New York Stock Exchange (or other established exchange on which the Common Stock is listed) on the trading day preceding a particular date. If, for any reason, the fair market value per share of Common Stock cannot be ascertained or is unavailable for a particular date, the fair market value of the Common Stock shall be determined as of the nearest preceding date on which such fair market value can be ascertained pursuant to the terms hereof."

                                       4.

         Section 7(c) of the Plan is amended, effective as of February 1, 1996, by adding the following language at the end thereof:

         "In the event of the death of the Outside Director at any time during the term of any outstanding Option(s) granted to him or her, such Option(s) or any unexercised portion thereof may be exercised by his or her Beneficiary, as designated by the Outside Director, at any time during the term of such Option(s), but in no event later than the date of expiration of such Option(s). Any exercise by a designated Beneficiary shall be effected pursuant to the terms of the Plan as if such designated Beneficiary were the Outside Director. Each Outside Director shall be permitted to name one person as Beneficiary for each Option he or she is granted under the Plan. If no Beneficiary is designated by the Outside Director with respect to an Option, the executor or administrator of the Outside Director's estate shall be considered the Outside Director's Beneficiary for purposes of that Option."

                                       5.

         Except as specifically set forth herein, the terms of the Plan shall remain in full force and effect.


         IN WITNESS WHEREOF, the Company has caused this First Amendment to the Plan to be executed by its duly authorized officer as of the date first above written.

                                       ATLANTA GAS LIGHT COMPANY

                                       By: /s/ Robert L. Goocher
                                               Robert L. Goocher
                                               Executive Vice President and
                                               Chief Financial Officer



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